Exhibit 3.1

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                    SECOND RESTATED ARTICLES OF INCORPORATION
                                       OF
                             THE THAXTON GROUP, INC.



                                    ARTICLE 1

        The name of the Corporation is The Thaxton Group, Inc.


                                    ARTICLE 2

        The address of the registered office of the Corporation is 1542 Pageland Highway, Lancaster, South Carolina 29721, and the name of the registered agent at such address is James D. Thaxton.


                                    ARTICLE 3

        The purpose for which the Corporation is organized is to engage in any lawful business.


                                    ARTICLE 4

        The period of duration of the Corporation shall be perpetual.


                                    ARTICLE 5

        The aggregate number of shares which the Corporation shall have authority to issue is Fifty-five Million (55,000,000), divided into Fifty Million (50,000,000) Common Shares and Five Million (5,000,000) Preferred Shares, all of which shall have a par value of $0.01. The preferences, limitations and relative rights of each class of shares are as follows:

               Common Shares
               -------------

                      The Common Shares shall be entitled to one vote per share
               and to all other rights of shareholders subject to any rights granted to the Preferred Shares.


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               Preferred Shares
               ----------------

                      The Preferred Shares may be issued in one or more classes
               or series with such designations, preferences, limitations, and relative rights as the Board of Directors may determine from time to time in accordance with applicable law. The following series have been designated by the Board of Directors:

                      Series A Convertible Preferred Stock

        Section 1. Designation and Amount. The shares of such series shall be designated as Series A Convertible Preferred Stock, with a par value of $0.01 per share (the "Series A Preferred Stock"), and the number of shares constituting such series shall be one million four hundred thousand (1,400,000).

        Section 2. Dividends. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available for the payment of dividends. Dividends shall be paid in respect of each share of Series A Preferred Stock outstanding at the rate of seventy-five cents ($0.75) per share per annum, payable in cash quarterly commencing on March 31, 1998 and thereafter on the last day of June, September, December and March of each year that any shares of Series A Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series A Preferred Stock issued at any time during the year ending December 31, 1997 or any calendar quarter thereafter, shall be payable in cash at such annual rate, pro rated from the date of issuance, on December 31, 1997 or the last day of such quarter, as applicable. Such dividends are prior and in preference to any declaration or payment of any distribution (as defined below) on the common stock of the Company (the "Common Stock"), but shall be paid pro rata and concurrently with any payment of dividends to holders of Series B Convertible Preferred Stock (the "Series B Preferred Stock"). Such dividends shall accrue on each share of Series A Preferred Stock from day to day from the date of initial issuance thereof whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid or declared and set apart for all shares of Series A Preferred Stock at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for the Common Stock. For purposes of this Section 2, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, for the purchase or redemption of shares of the Company's Common Stock (other than redemption as set forth in Section 5) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Company.

        Section 3. Liquidation Preferences. Upon any liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $10 per share plus any accrued but unpaid dividends. Following the payment of the full amount of such liquidation preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock. If, upon any liquidation, dissolution, or winding up of the Company, the assets of the Company, or proceeds thereof, distributable




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among the holders of shares of Series A Preferred Stock or any capital stock ranking on a par with the Series A Preferred Stock upon liquidation, dissolution, or winding up of the Company, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

        Section 4.    Conversion Rights, Antidilution Provisions.

        A. Following the Trigger Date (as defined in subparagraph I of this Section 4), shares of the Series A Preferred Stock shall be convertible, in whole or in part, at the option of the holder, into Common Stock, at any time or from time to time, subject to the following terms and conditions. The Series A Preferred Stock shall not be convertible into any shares of Common Stock unless and until the Trigger Date has occurred.

        B. The shares of the Series A Preferred Stock shall be convertible at the principal executive offices of the Company, and at such other office or offices, if any, as the Board of Directors may designate, into fully paid and nonassessable shares of Common Stock of the Company, at an initial conversion rate of one (1) share of Common Stock for each share of Series A Preferred Stock, subject to adjustment as described in this Section 4.

        C. In order to convert shares of the Series A Preferred Stock into Common Stock, the holder thereof shall surrender, after the Trigger Date, at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, and give written notice to the Company at such office that such holder elects to convert such shares. Shares of the Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

        D. If at any time the Company shall subdivide or combine its outstanding shares of Common Stock into a different number of shares of Common Stock, each share of Series A Preferred Stock shall thereafter be convertible into the same number of shares of Common Stock to which the holder of such shares of Series A Preferred Stock would thereafter have been entitled had such shares of Series A Preferred Stock been converted into Common Stock immediately prior to the effective date of such subdivision or combination.

        E. If there occurs any capital reorganization or any reclassification of the capital stock of the Company or consolidation or merger of the Company with or into another Company or entity, each share of Series A Preferred Stock shall thereafter be convertible into, in lieu of Common Stock, the same kind and amounts of securities or other assets, or both, which were issuable or distributable to the holders of shares of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, or merger in respect of that number of shares of Common Stock into which such share of Series A Preferred Stock would have been converted had such share of Series A Preferred Stock been converted into Common Stock immediately prior to such reorganization, reclassification, consolidation, or merger.

        F. Upon any event described in subparagraphs D and E of this Section 4, the Company shall promptly mail to each holder of Series A Preferred Stock a notice which shall describe such event and the change in the number of shares or other assets or securities issuable upon the conversion of Series A Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        G. The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all shares of Series A Preferred Stock then outstanding and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon such conversion.

        H. If a share of Series A Preferred Stock is called for redemption the holder may convert it into a share of Common Stock in accordance with subsection B of this Section 4 at any time before the fifth (5th) day prior to the Redemption Date by complying with the conversion requirements of subsection C of this Section 4.

        I. No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction.

        J.     As used herein, the term "Trigger Date" means December 31, 1997.

        Section 5.    Redemption.

        A. At any time after December 31, 1999, the Company may, at its option, redeem all or part of the outstanding shares of the Series A Preferred Stock at the redemption price set forth in subparagraph B below, provided that the Company shall give written notice by mail, postage prepaid, to the holders of the Series A Preferred Stock to be redeemed at least 30 but not more than 60 days prior to the date specified for redemption (the "Redemption Date"). Such notice shall be addressed to each such shareholder at the address of such shareholder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or if so given, at the place where the principal office of the Company is located. Such notice shall state (1) the Redemption Date, (2) the Redemption Price (hereinafter defined), (3) the number of shares of Series A Preferred Stock to be redeemed,
(4) that holders who wish to convert the shares of Series A Preferred Stock called for redemption must satisfy the requirements of Section 4 hereof, and (5) that the shares of Series A Preferred Stock called for redemption must be surrendered to the Company on or before the Redemption Date, at the place designated in the notice. On or after the Redemption Date, each holder of shares of Series A Preferred Stock called for redemption that surrenders the certificate evidencing such shares to the Company for redemption at the place designated in such notice shall thereupon be entitled to receive payment of the Redemption Price. If less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, then the Company shall redeem a pro rata portion from each holder of Series A Preferred Stock according to the respective number of shares of Series A Preferred Stock held by such holder.

        B. The Series A Preferred Stock may be redeemed at a cash price equal to Fifteen Dollars ($15.00) per share, together with all declared and unpaid dividends to and including the Redemption Date (the "Redemption Price").

        C. From and after the Redemption Date (unless default shall be made by the Company in duly paying the Redemption Price in which case all the rights of holders of shares shall continue) the holders of the shares of the Series A Preferred Stock called for redemption, who shall not have converted such shares into Common Stock in accordance with Section 4 hereof, shall cease to have any rights as shareholders of the Company except the right to receive, without interest, the Redemption Price thereof upon surrender of certificates representing the shares of Series A Preferred Stock and such shares shall not thereafter be transferred (except with the consent of Company) on the books of the Company and shall not be deemed outstanding for any purpose whatsoever.

        D. There shall be no redemption of any shares of Series A Preferred Stock of the Company where such action would be in violation of applicable law.

        Section 6. Voting Rights. Except as otherwise required by law, the holders of the Series A Preferred Stock shall not be entitled to vote at any annual or special meeting of shareholders of the Company nor may they act by written consent in lieu of such meetings.

        Section 7. Exchange. Certificates representing shares of the Series A Preferred Stock and, if converted in accordance with the terms and conditions hereof, after conversion thereof into Common Stock, certificates representing such shares, shall be exchangeable, at the option of the holder, for a new certificate or certificates of the same or different denominations representing in the aggregate the same number of shares of Series A Preferred Stock or shares of Common Stock, as the case may be.

        Section 8. Shares to be Retired. All shares of Series A Preferred Stock which are converted into Common Stock shall revert to the status of authorized but unissued shares of preferred stock of the Company but shall not thereafter be reissued as shares of Series A Preferred Stock.

                      Series B Convertible Preferred Stock

        Section 1. Designation and Amount. The shares of such series shall be designated as Series B Convertible Preferred Stock, with a par value of $0.01 per share (the "Series B Preferred Stock"), and the number of shares constituting such series shall be forty thousand (40,000).

        Section 2. Dividends. The holders of shares of Series B Preferred Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available for the payment of dividends.

        A. Dividends on the Series B Preferred Stock shall be paid in respect of each share of Series B Preferred Stock outstanding in shares of Series B Preferred Stock at the annual rate of 0.075 shares of Series B Preferred Stock per share, payable quarterly commencing on March 31, 1998 and thereafter on the last day of June, September, December and March of each year that any shares of Series B Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series B Preferred Stock issued at any time during the year ending December 31, 1997 shall be payable in shares of Series B Preferred stock at such annual rate, pro rated from the date of issuance, on December 31, 1997. Fractional shares of Series B Preferred Stock may be issued in connection with the payment of a dividend, and any such fractional shares shall be rounded down to the nearest one-hundredth (1/100) of a share.

        B. The Board of Directors may, at any time, elect to declare and pay dividends on all or a portion of the outstanding Series B Preferred Stock in cash, to the extent legally permissible, in lieu of shares of Series B Preferred Stock. Upon such election, dividends shall be paid in respect of each share of Series B Preferred Stock at the rate of seventy-five cents ($0.75) per share per annum, payable in cash quarterly commencing on March 31, 1998 and thereafter on the last day of June, September, December and March of each year that any shares of Series B Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series B Preferred Stock issued at any time during the year ending December 31, 1997 or any calendar quarter thereafter, shall be payable in cash at such annual rate, pro rated from the date of issuance, on December 31, 1997 or the last day of such quarter, as applicable.

        C. Dividends on the Series B Preferred Stock are prior and in preference to any declaration or payment of any distribution (as defined below) on the common stock of the Company (the "Common Stock"), but shall be paid pro rata and concurrently with any payment of dividends to holders of Series A Convertible Preferred Stock (the "Series A Preferred Stock"). Such dividends shall accrue on each share of Series B Preferred Stock from day to day from the date of initial issuance thereof whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid or declared and set apart for all shares of Series B Preferred Stock at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for the Common Stock. For purposes of this Section 2, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, for the purchase or redemption of shares of Common Stock (other than redemption as set forth in Section 5) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Company.

        Section 3. Liquidation Preferences. Upon any liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $10 per share plus any accrued but unpaid dividends. Following the payment of the full amount of such liquidation preference, no additional distributions shall be made to the holders of shares of Series B Preferred Stock. If, upon any liquidation, dissolution, or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series B Preferred Stock or any capital stock ranking on a par with the Series B Preferred Stock upon liquidation, dissolution, or winding up of the Company, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

        Section 4.    Conversion Rights, Antidilution Provisions.

        A. Following the Trigger Date (as defined in subparagraph I of this Section 4), shares of the Series B Preferred Stock shall be convertible, in whole or in part, at the option of the holder, into Common Stock, at any time or from time to time, subject to the following terms and conditions. The Series B Preferred Stock shall not be convertible into any shares of Common Stock unless and until the Trigger Date has occurred.

        B. The shares of the Series B Preferred Stock shall be convertible at the principal executive offices of the Company, and at such other office or offices, if any, as the Board of Directors may designate, into fully paid and nonassessable shares of Common Stock of the Company, at an initial conversion rate of one (1) share of Common Stock for each share of Series B Preferred Stock, subject to adjustment as described in this Section 4.

        C. In order to convert shares of the Series B Preferred Stock into Common Stock, the holder thereof shall surrender, after the Trigger Date, at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, and give written notice to the Company at such office that such holder elects to convert such shares. Shares of the Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

        D. If at any time the Company shall subdivide or combine its outstanding shares of Common Stock into a different number of shares of Common Stock, each share of Series B Preferred Stock shall thereafter be convertible into the same number of shares of Common Stock to which the holder of such shares of Series B Preferred Stock would thereafter have been entitled had such shares of Series B Preferred Stock been converted into Common Stock immediately prior to the effective date of such subdivision or combination.

        E. If there occurs any capital reorganization or any reclassification of the capital stock of the Company or consolidation or merger of the Company with or into another Company or entity, each share of Series B Preferred Stock shall thereafter be convertible into, in lieu of Common Stock, the same kind and amounts of securities or other assets, or both, which were issuable or distributable to the holders of shares of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, or merger in respect of that number of shares of Common Stock into which such share of Series B Preferred Stock would have been converted had such share of Series B Preferred Stock been converted into Common Stock immediately prior to such reorganization, reclassification, consolidation, or merger.

        F. Upon any event described in subparagraphs D and E of this Section 4, the Company shall promptly mail to each holder of Series B Preferred Stock a notice which shall describe such event and the change in the number of shares or other assets or securities issuable upon the conversion of Series B Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        G. The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all shares of Series B Preferred Stock then outstanding and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon such conversion.

        H. If a share of Series B Preferred Stock is called for redemption the holder may convert it into a share of Common Stock in accordance with subsection B of this Section 4 at any time before the fifth (5th) day prior to the Redemption Date by complying with the conversion requirements of subsection C of this Section 4.

        I. No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction.

        J.     As used herein, the term "Trigger Date" means December 31, 1997.

        Section 5.    Redemption.

        A. At any time after December 31, 1999, the Company may, at its option, redeem all or part of the outstanding shares of the Series A Preferred Stock at the redemption price set forth in subparagraph B below, provided that the Company shall give written notice by mail, postage prepaid, to the holders of the Series A Preferred Stock to be redeemed at least 30 but not more than 60 days prior to the date specified for redemption (the "Redemption Date"). Such notice shall be addressed to each such shareholder at the address of such shareholder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or if so given, at the place where the principal office of the Company is located. Such notice shall state (1) the Redemption Date, (2) the Redemption Price (hereinafter defined), (3) the number of shares of Series A Preferred Stock to be redeemed,
(4) that holders who wish to convert the shares of Series A Preferred Stock called for redemption must satisfy the requirements of Section 4 hereof, and (5) that the shares of Series A Preferred Stock called for redemption must be surrendered to the Company on or before the Redemption Date, at the place designated in the notice. On or after the Redemption Date, each holder of shares of Series A Preferred Stock called for redemption that surrenders the certificate evidencing such shares to the Company for redemption at the place designated in such notice shall thereupon be entitled to receive payment of the Redemption Price. If less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, then the Company shall redeem a pro rata portion from each holder of Series A Preferred Stock according to the respective number of shares of Series A Preferred Stock held by such holder.

        B. The Series A Preferred Stock may be redeemed at a cash price equal to Fifteen Dollars ($15.00) per share, together with all declared and unpaid dividends to and including the Redemption Date (the "Redemption Price").

        C. From and after the Redemption Date (unless default shall be made by the Company in duly paying the Redemption Price in which case all the rights of holders of shares shall continue) the holders of the shares of the Series A Preferred Stock called for redemption, who shall not have converted such shares into Common Stock in accordance with Section 4 hereof, shall cease to have any rights as shareholders of the Company except the right to receive, without interest, the Redemption Price thereof upon surrender of certificates representing the shares of Series A Preferred Stock and such shares shall not thereafter be transferred (except with the consent of Company) on the books of the Company and shall not be deemed outstanding for any purpose whatsoever.

        D. There shall be no redemption of any shares of Series A Preferred Stock of the Company where such action would be in violation of applicable law.

        Section 6. Voting Rights. Except as otherwise required by law, the holders of the Series A Preferred Stock shall not be entitled to vote at any annual or special meeting of shareholders of the Company nor may they act by written consent in lieu of such meetings.

        Section 7. Exchange. Certificates representing shares of the Series A Preferred Stock and, if converted in accordance with the terms and conditions hereof, after conversion thereof into Common Stock, certificates representing such shares, shall be exchangeable, at the option of the holder, for a new certificate or certificates of the same or different denominations representing in the aggregate the same number of shares of Series A Preferred Stock or shares of Common Stock, as the case may be.

        Section 8. Shares to be Retired. All shares of Series A Preferred Stock which are converted into Common Stock shall revert to the status of authorized but unissued shares of preferred stock of the Company but shall not thereafter be reissued as shares of Series A Preferred Stock.

                      Series B Convertible Preferred Stock

        Section 1. Designation and Amount. The shares of such series shall be designated as Series B Convertible Preferred Stock, with a par value of $0.01 per share (the "Series B Preferred Stock"), and the number of shares constituting such series shall be forty thousand (40,000).

        Section 2. Dividends. The holders of shares of Series B Preferred Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available for the payment of dividends.

        A. Dividends on the Series B Preferred Stock shall be paid in respect of each share of Series B Preferred Stock outstanding in shares of Series B Preferred Stock at the annual rate of 0.075 shares of Series B Preferred Stock per share, payable quarterly commencing on March 31, 1998 and thereafter on the last day of June, September, December and March of each year that any shares of Series B Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series B Preferred Stock issued at any time during the year ending December 31, 1997 shall be payable in shares of Series B Preferred stock at such annual rate, pro rated from the date of issuance, on December 31, 1997. Fractional shares of Series B Preferred Stock may be issued in connection with the payment of a dividend, and any such fractional shares shall be rounded down to the nearest one-hundredth (1/100) of a share.

        B. The Board of Directors may, at any time, elect to declare and pay dividends on all or a portion of the outstanding Series B Preferred Stock in cash, to the extent legally permissible, in lieu of shares of Series B Preferred Stock. Upon such election, dividends shall be paid in respect of each share of Series B Preferred Stock at the rate of seventy-five cents ($0.75) per share per annum, payable in cash quarterly commencing on March 31, 1998 and thereafter on the last day of June, September, December and March of each year that any shares of Series B Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series B Preferred Stock issued at any time during the year ending December 31, 1997 or any calendar quarter thereafter, shall be payable in cash at such annual rate, pro rated from the date of issuance, on December 31, 1997 or the last day of such quarter, as applicable.

        C. Dividends on the Series B Preferred Stock are prior and in preference to any declaration or payment of any distribution (as defined below) on the common stock of the Company (the "Common Stock"), but shall be paid pro rata and concurrently with any payment of dividends to holders of Series A Convertible Preferred Stock (the "Series A Preferred Stock"). Such dividends shall accrue on each share of Series B Preferred Stock from day to day from the date of initial issuance thereof whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid or declared and set apart for all shares of Series B Preferred Stock at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for the Common Stock. For purposes of this Section 2, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, for the purchase or redemption of shares of Common Stock (other than redemption as set forth in Section 5) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Company.

        Section 3. Liquidation Preferences. Upon any liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $10 per share plus any accrued but unpaid dividends. Following the payment of the full amount of such liquidation preference, no additional distributions shall be made to the holders of shares of Series B Preferred Stock. If, upon any liquidation, dissolution, or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series B Preferred Stock or any capital stock ranking on a par with the Series B Preferred Stock upon liquidation, dissolution, or winding up of the Company, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

        Section 4.    Conversion Rights, Antidilution Provisions.

        A. Following the Trigger Date (as defined in subparagraph I of this Section 4), shares of the Series B Preferred Stock shall be convertible, in whole or in part, at the option of the holder, into Common Stock, at any time or from time to time, subject to the following terms and conditions. The Series B Preferred Stock shall not be convertible into any shares of Common Stock unless and until the Trigger Date has occurred.

        B. The shares of the Series B Preferred Stock shall be convertible at the principal executive offices of the Company, and at such other office or offices, if any, as the Board of Directors may designate, into fully paid and nonassessable shares of Common Stock of the Company, at an initial conversion rate of one (1) share of Common Stock for each share of Series B Preferred Stock, subject to adjustment as described in this Section 4.

        C. In order to convert shares of the Series B Preferred Stock into Common Stock, the holder thereof shall surrender, after the Trigger Date, at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, and give written notice to the Company at such office that such holder elects to convert such shares. Shares of the Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

        D. If at any time the Company shall subdivide or combine its outstanding shares of Common Stock into a different number of shares of Common Stock, each share of Series B Preferred Stock shall thereafter be convertible into the same number of shares of Common Stock to which the holder of such shares of Series B Preferred Stock would thereafter have been entitled had such shares of Series B Preferred Stock been converted into Common Stock immediately prior to the effective date of such subdivision or combination.

        E. If there occurs any capital reorganization or any reclassification of the capital stock of the Company or consolidation or merger of the Company with or into another Company or entity, each share of Series B Preferred Stock shall thereafter be convertible into, in lieu of Common Stock, the same kind and amounts of securities or other assets, or both, which were issuable or distributable to the holders of shares of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, or merger in respect of that number of shares of Common Stock into which such share of Series B Preferred Stock would have been converted had such share of Series B Preferred Stock been converted into Common Stock immediately prior to such reorganization, reclassification, consolidation, or merger.

        F. Upon any event described in subparagraphs D and E of this Section 4, the Company shall promptly mail to each holder of Series B Preferred Stock a notice which shall describe such event and the change in the number of shares or other assets or securities issuable upon the conversion of Series B Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        G. The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all shares of Series B Preferred Stock then outstanding and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon such conversion.

        H. If a share of Series B Preferred Stock is called for redemption the holder may convert it into a share of Common Stock in accordance with subsection B of this Section 4 at any time before the fifth (5th) day prior to the Redemption Date by complying with the conversion requirements of subsection C of this Section 4.

        I. No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction.

        J.     As used herein, the term "Trigger Date" means December 31, 1997.

        Section 5.    Redemption.

        A. At any time after December 31, 1999, the Company may, at its option, redeem all or part of the outstanding shares of the Series B Preferred Stock at the redemption price set forth in subparagraph B below, provided that the Company shall give written notice by mail, postage prepaid, to the holders of the Series B Preferred Stock to be redeemed at least 30 but not more than 60 days prior to the date specified for redemption (the "Redemption Date"). Such notice shall be addressed to each such shareholder at the address of such shareholder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or if so given, at the place where the principal office of the Company is located. Such notice shall state (1) the Redemption Date, (2) the Redemption Price (hereinafter defined), (3) the number of shares of Series B Preferred Stock to be redeemed,
(4) that holders who wish to convert the shares of Series B Preferred Stock called for redemption must satisfy the requirements of Section 4 hereof, and (5) that the shares of Series B Preferred Stock called for redemption must be surrendered to the Company on or before the Redemption Date, at the place designated in the notice. On or after the Redemption Date, each holder of shares of Series B Preferred Stock called for redemption that surrenders the certificate evidencing such shares to the Company for redemption at the place designated in such notice shall thereupon be entitled to receive payment of the Redemption Price. If less than all of the outstanding shares of Series B

Preferred Stock are to be redeemed, then the Company shall redeem a pro rata portion from each holder of Series B Preferred Stock according to the respective number of shares of Series B Preferred Stock held by such holder.

        B. The Series B Preferred Stock may be redeemed at a cash price equal to Fifteen Dollars ($15.00) per share, together with all declared and unpaid dividends to and including the Redemption Date (the "Redemption Price").

        C. From and after the Redemption Date (unless default shall be made by the Company in duly paying the Redemption Price in which case all the rights of holders of shares shall continue) the holders of the shares of the Series B Preferred Stock called for redemption, who shall not have converted such shares into Common Stock in accordance with Section 4 hereof, shall cease to have any rights as shareholders of the Company except the right to receive, without interest, the Redemption Price thereof upon surrender of certificates representing the shares of Series B Preferred Stock and such shares shall not thereafter be transferred (except with the consent of Company) on the books of the Company and shall not be deemed outstanding for any purpose whatsoever.

        D. There shall be no redemption of any shares of Series B Preferred Stock of the Company where such action would be in violation of applicable law.

        Section 6. Voting Rights. Except as otherwise required by law, the holders of the Series B Preferred Stock shall not be entitled to vote at any annual or special meeting of shareholders of the Company nor may they act by written consent in lieu of such meetings.

        Section 7. Exchange. Certificates representing shares of the Series B Preferred Stock and, if converted in accordance with the terms and conditions hereof, after conversion thereof into Common Stock, certificates representing such shares, shall be exchangeable, at the option of the holder, for a new certificate or certificates of the same or different denominations representing in the aggregate the same number of shares of Series B Preferred Stock or shares of Common Stock, as the case may be.

        Section 8. Shares to be Retired. All shares of Series B Preferred Stock which are converted into Common Stock shall revert to the status of authorized but unissued shares of preferred stock of the Company but shall not thereafter be reissued as shares of Series B Preferred Stock.

                      Series C Convertible Preferred Stock

        Section 1. Designation and Amount. The shares of such series shall be designated as Series C Convertible Preferred Stock, with a par value of $0.01 per share (the "Series C Preferred Stock"), and the number of shares constituting such series shall be fifty thousand (50,000).

        Section 2. Dividends. The holders of shares of Series C Preferred Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available for the payment of dividends. Through December 31, 2000, dividends shall be paid in respect of each share of Series C

Preferred Stock outstanding at the rate of one dollar ($1.00) per share per annum, and thereafter at the rate of one dollar and eighty cents ($1.80) per share per annum, payable in cash quarterly commencing on March 31, 1998 and thereafter on the last day of June, September, December and March of each year that any shares of Series C Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series C Preferred Stock issued at any time during the year ending December 31, 1997 or any calendar quarter thereafter, shall be payable in cash at such annual rate, pro rated from the date of issuance, on December 31, 1997 or the last day of such quarter, as applicable. Such dividends are prior and in preference to any declaration or payment of any distribution (as defined below) on the common stock of the Company (the "Common Stock"), but shall be paid pro rata and concurrently with any payment of dividends to holders of Series A Convertible Preferred Stock ("the Series A Preferred Stock") and Series B Convertible Preferred Stock (the "Series B Preferred Stock"). Such dividends are cumulative and shall accrue on each share of Series C Preferred Stock from day to day from the date of initial issuance thereof whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid or declared and set apart for all shares of Series C Preferred Stock at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for the Common Stock. For purposes of this Section 2, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, for the purchase or redemption of shares of the Company's Common Stock (other than redemption as set forth in Section 5) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Company.

        Section 3. Liquidation Preferences. Upon any liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of shares of Common Stock or shares of any other class or series of stock ranking junior to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $10 per share plus any accrued but unpaid dividends. Following the payment of the full amount of such liquidation preference, no additional distributions shall be made to the holders of shares of Series C Preferred Stock. If, upon any liquidation, dissolution, or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series C Preferred Stock or any capital stock ranking on a par with the Series C Preferred Stock upon liquidation, dissolution, or winding up of the Company, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

        Section 4.    Conversion Rights, Antidilution Provisions.

        A. Shares of the Series C Preferred Stock shall be convertible, in whole or in part, at the option of the holder, into Common Stock, at any time or from time to time, subject to the following terms and conditions.

        B. The shares of the Series C Preferred Stock shall be convertible at the principal executive offices of the Company, and at such other office or offices, if any, as the Board of

Directors may designate, into fully paid and nonassessable shares of Common Stock of the Company, at an initial conversion rate of one (1) share of Common Stock for each share of Series C Preferred Stock, subject to adjustment as described in this Section 4.

        C. In order to convert shares of the Series C Preferred Stock into Common Stock, the holder thereof shall surrender, at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, and give written notice to the Company at such office that such holder elects to convert such shares. Shares of the Series C Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

        D. If at any time the Company shall subdivide or combine its outstanding shares of Common Stock into a different number of shares of Common Stock, each share of Series C Preferred Stock shall thereafter be convertible into the same number of shares of Common Stock to which the holder of such shares of Series C Preferred Stock would thereafter have been entitled had such shares of Series C Preferred Stock been converted into Common Stock immediately prior to the effective date of such subdivision or combination.

        E. If there occurs any capital reorganization or any reclassification of the capital stock of the Company or consolidation or merger of the Company with or into another Company or entity, each share of Series C Preferred Stock shall thereafter be convertible into, in lieu of Common Stock, the same kind and amounts of securities or other assets, or both, which were issuable or distributable to the holders of shares of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, or merger in respect of that number of shares of Common Stock into which such share of Series C Preferred Stock would have been converted had such share of Series C Preferred Stock been converted into Common Stock immediately prior to such reorganization, reclassification, consolidation, or merger.

        F. Upon any event described in subparagraphs D and E of this Section 4, the Company shall promptly mail to each holder of Series C Preferred Stock a notice which shall describe such event and the change in the number of shares or other assets or securities issuable upon the conversion of Series C Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        G. The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Series C Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all shares of Series C Preferred Stock then outstanding and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon such conversion.

        H. If a share of Series C Preferred Stock is called for redemption the holder may convert it into a share of Common Stock in accordance with subsection B of this Section 4 at any time before the fifth (5th) day prior to the Redemption Date by complying with the conversion requirements of subsection C of this Section 4.

        I. No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction.

        Section 5.    Redemption.

        A. At any time after December 31, 2000, the Company may, at its option, redeem all or part of the outstanding shares of the Series C Preferred Stock at the redemption price set forth in subparagraph B below, provided that the Company shall give written notice by mail, postage prepaid, to the holders of the Series C Preferred Stock to be redeemed at least 30 but not more than 60 days prior to the date specified for redemption (the "Redemption Date"). Such notice shall be addressed to each such shareholder at the address of such shareholder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or if so given, at the place where the principal office of the Company is located. Such notice shall state (1) the Redemption Date, (2) the Redemption Price (hereinafter defined), (3) the number of shares of Series C Preferred Stock to be redeemed,
(4) that holders who wish to convert the shares of Series C Preferred Stock called for redemption must satisfy the requirements of Section 4 hereof, and (5) that the shares of Series C Preferred Stock called for redemption must be surrendered to the Company on or before the Redemption Date, at the place designated in the notice. On or after the Redemption Date, each holder of shares of Series C Preferred Stock called for redemption that surrenders the certificate evidencing such shares to the Company for redemption at the place designated in such notice shall thereupon be entitled to receive payment of the Redemption Price. If less than all of the outstanding shares of Series C Preferred Stock are to be redeemed, then the Company shall redeem a pro rata portion from each holder of Series C Preferred Stock according to the respective number of shares of Series C Preferred Stock held by such holder.

        B. The Series C Preferred Stock may be redeemed at a cash price equal to Ten Dollars ($10.00) per share, together with all declared, unpaid and/or accrued dividends to and including the Redemption Date (the "Redemption Price").

        C. From and after the Redemption Date (unless default shall be made by the Company in duly paying the Redemption Price in which case all the rights of holders of shares shall continue) the holders of the shares of the Series C Preferred Stock called for redemption, who shall not have converted such shares into Common Stock in accordance with Section 4 hereof, shall cease to have any rights as shareholders of the Company except the right to receive, without interest, the Redemption Price thereof upon surrender of certificates representing the shares of Series C Preferred Stock and such shares shall not thereafter be transferred (except with the consent of Company) on the books of the Company and shall not be deemed outstanding for any purpose whatsoever.

        D. There shall be no redemption of any shares of Series C Preferred Stock of the Company where such action would be in violation of applicable law.

        Section 6. Voting Rights. Except as otherwise required by law, the holders of the Series C Preferred Stock shall not be entitled to vote at any annual or special meeting of shareholders of the Company nor may they act by written consent in lieu of such meetings.

        Section 7. Exchange. Certificates representing shares of the Series C Preferred Stock and, if converted in accordance with the terms and conditions hereof, after conversion thereof into Common Stock, certificates representing such shares, shall be exchangeable, at the option of the holder, for a new certificate or certificates of the same or different denominations representing in the aggregate the same number of shares of Series C Preferred Stock or shares of Common Stock, as the case may be.

        Section 8. Shares to be Retired. All shares of Series C Preferred Stock which are converted into Common Stock shall revert to the status of authorized but unissued shares of preferred stock of the Company but shall not thereafter be reissued as shares of Series C Preferred Stock.

                            Series D Preferred Stock

        Section 1. Designation and Amount. The shares of such series shall be designated as Series D Preferred Stock, with a par value of $0.01 per share (the "Series D Preferred Stock"), and the number of shares constituting such series shall be Fifty-Six Thousand Two Hundred Seventy-Six (56,276).

        Section 2. Dividends. The holders of shares of Series D Preferred Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available for the payment of dividends. Dividends shall be paid in respect of each share of Series D Preferred Stock outstanding at the rate of eighty cents ($0.80) per share per annum, payable in cash quarterly commencing on September 30, 1998 and thereafter on the last day of March, June, September, and December of each year that any shares of Series D Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series D Preferred Stock issued at any time during any calendar quarter thereafter shall be payable in cash at such annual rate, pro rated from the date of issuance, on the last day of such quarter. Such dividends are prior and in preference to any declaration or payment of any distribution (as defined below) on the common stock of the Company (the "Common Stock"), but shall be paid pro rata and concurrently with any payment of dividends to holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock. Such dividends are cumulative and shall accrue on each share of Series D Preferred Stock from day to day from the date of initial issuance thereof whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid or declared and set apart for all shares of Series D Preferred Stock at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for the Common Stock. For purposes of this Section 2, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, for the purchase or redemption of shares of the Company's Common Stock (other than redemption as set forth in Section 4) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Company.

        Section 3. Liquidation Preferences. Upon any liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received Ten Dollars ($10.00) per share plus any accrued but unpaid dividends. Following the payment of the full amount of such liquidation preference, no additional distributions shall be made to the holders of shares of Series D Preferred Stock. If, upon any liquidation, dissolution, or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series D Preferred Stock or any capital stock ranking on a par with the Series D Preferred Stock upon liquidation, dissolution, or winding up of the Company, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

        Section 4.    Redemption.

        A. At any time, the Company may, at its option, redeem all or part of the outstanding shares of the Series D Preferred Stock at the redemption price set forth in subparagraph B below, provided that the Company shall give written notice by mail, postage prepaid, to the holders of the Series D Preferred Stock to be redeemed at least thirty (30) but not more than sixty (60) days prior to the date specified for redemption (the "Redemption Date"). Such notice shall be addressed to each such shareholder at the address of such shareholder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or if so given, at the place where the principal office of the Company is located. Such notice shall state
(1) the Redemption Date, (2) the Redemption Price (hereinafter defined), (3) the number of shares of Series D Preferred Stock to be redeemed and (4) that the shares of Series D Preferred Stock called for redemption must be surrendered to the Company on or before the Redemption Date, at the place designated in the notice. On or after the Redemption Date, each holder of shares of Series D Preferred Stock called for redemption that surrenders the certificate evidencing such shares to the Company for redemption at the place designated in such notice shall thereupon be entitled to receive payment of the Redemption Price. If less than all of the outstanding shares of Series D Preferred Stock are to be redeemed, then the Company shall redeem a pro rata portion from each holder of Series D Preferred Stock according to the respective number of shares of Series D Preferred Stock held by such holder.

        B. The Series D Preferred Stock may be redeemed at a cash price equal to Ten Dollars ($10.00) per share, together with all declared and unpaid dividends to and including the Redemption Date (the "Redemption Price").

        C. From and after the Redemption Date (unless default shall be made by the Company in duly paying the Redemption Price in which case all the rights of holders of shares shall continue) the holders of the shares of the Series D Preferred Stock called for redemption shall cease to have any rights as shareholders of the Company except the right to receive, without interest, the Redemption Price thereof upon surrender of certificates representing the shares of Series D Preferred Stock and such shares shall not thereafter be transferred (except with the consent of Company) on the books of the Company and shall not be deemed outstanding for any purpose whatsoever.

        D. There shall be no redemption of any shares of Series D Preferred Stock of the Company where such action would be in violation of applicable law.

        Section 5. Voting Rights. Except as otherwise required by law, the holders of the Series D Preferred Stock shall not be entitled to vote at any annual or special meeting of shareholders of the Company nor may they act by written consent in lieu of such meetings.

                            Series E Preferred Stock

        Section 1. Designation and Amount. The shares of such series shall be designated as Series E Preferred Stock, with a par value of $0.01 per share (the "Series E Preferred Stock"), and the number of shares constituting such series shall be Eight Hundred Thousand (800,000).

        Section 2. Dividends. The holders of shares of Series E Preferred Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available for the payment of dividends. Dividends shall be paid in respect of each share of Series E Preferred Stock outstanding at the prime rate published by Citibank, N.A. (or other money center bank designated by Finova Capital Corporation ("Finova")) on the first Business Day of any month during which any shares of Series E Preferred Stock are outstanding, less one percent (1.0%) per share per annum if the Dividend Payment Date (as hereafter defined) is prior to October 31, 2003, or plus three percent (3.00%) per share per annum if the Dividend Payment Date (as hereafter defined) is on or following October 31, 2003 (the initial dividend rate and the subsequent dividend rate herein referred to as the "Dividend Rate"), payable in cash monthly commencing on December 15, 1998 and thereafter on the same day of each month (or, if such day is not a Business Day (as defined below), the immediately following Business Day) (the "Dividend Payment Date") of each year that any shares of Series E Preferred Stock are outstanding; provided, however, that dividends in respect of each share of Series E Preferred Stock issued at any time during any month shall be payable in cash at the Dividend Rate, pro rated from the date of issuance, on the Dividend Payment Date immediately following the date of issuance. Such dividends are prior and in preference to any declaration or payment of any distribution (as defined below) on the common stock of the Company (the "Common Stock"), but shall be paid pro rata and concurrently with any payment of dividends to holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Preferred Stock. Such dividends are cumulative and shall accrue on each share of Series E Preferred Stock from day to day from the date of initial issuance thereof whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid or declared and set apart for all shares of Series E Preferred Stock at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for the Common Stock. "Business Day" shall mean a day other than a Saturday, Sunday or other day on which the Company is required to close. For purposes of this Section 2, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, for the purchase or redemption of shares of the Company's Common Stock (other than redemption as set forth in Section 4) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Company.

        Section 3. Liquidation Preferences. Upon any liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior to the Series E Preferred Stock unless, prior thereto, the holders of shares of Series E Preferred Stock shall have received Ten Dollars ($10.00) per share plus any accrued but unpaid dividends. For purposes of this Section 3, the Series E Preferred Stock ranks senior to the Common Stock, the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Preferred Stock. Following the payment of the full amount of such liquidation preference, no additional distributions shall be made to the holders of shares of Series E Preferred Stock. If, upon any liquidation, dissolution, or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series E Preferred Stock or any capital stock ranking on par with the Series E Preferred Stock upon liquidation, dissolution, or winding up of the Company, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

        Section 4.    Redemption

        A. At any time, the Company may, at its option, redeem all or part of the outstanding shares of the Series E Preferred Stock at the redemption price set forth in subparagraph B below, provided that the Company shall give written notice by mail, postage prepaid, to the holders of the Series E Preferred Stock to be redeemed at least thirty (30) but not more than sixty (60) days prior to the date specified for redemption (the "Redemption Date"). Such notice shall be addressed to each such shareholder at the address of such shareholder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or if so given, at the place where the principal office of the Company is located. Such notice shall state
(1) the Redemption Date, (2) the Redemption Price (hereinafter defined), (3) the number of shares of Series E Preferred Stock to be redeemed and (4) that the shares of Series E Preferred Stock called for redemption must be surrendered to the Company on or before the Redemption Date, at the place designated in the notice. On or after the Redemption Date, each holder of shares of Series E Preferred Stock called for redemption that surrenders the certificate evidencing such shares to the Company for redemption at the place designated in such notice shall thereupon be entitled to receive payment of the Redemption Price. If less than all of the outstanding shares of Series E Preferred Stock are to be redeemed, then the Company shall redeem a pro rata portion from each holder of Series E Preferred Stock according to the respective number of shares of Series E Preferred Stock held by such holder.

        B. The Series E Preferred Stock may be redeemed at a cash price equal to Ten Dollars ($10.00) per share, together with all declared and unpaid dividends to and including the Redemption Date (the "Redemption Price").

        C. From and after the Redemption Date (unless default shall be made by the Company in duly paying the Redemption Price in which case all the rights of holders of shares shall continue) the holders of the shares of the Series E Preferred Stock called for redemption shall cease to have any rights as shareholders of the Company except the right to receive, without interest, the Redemption Price thereof upon surrender of certificates representing the shares of Series E Preferred Stock and such shares shall not thereafter be transferred (except with the consent of Company) on the books of the Company and shall not be deemed outstanding for any purpose whatsoever.

        D. There shall be no redemption of any shares of Series E Preferred Stock of the Company where such action would be in violation of applicable law.

        Section 5. Voting Rights. Except as otherwise required by law, the holders of the Series E Preferred Stock shall not be entitled to vote at any annual or special meeting of shareholders of the Company nor may they act by written consent in lieu of such meetings.


                                    ARTICLE 6

        Except as may otherwise be provided herein, the shareholders of the Corporation shall have no preemptive right to acquire additional or treasury shares of the Corporation.


                                    ARTICLE 7

        To the fullest extent permitted by Section 33-2-102(e) of the South Carolina Business Corporation Act of 1988, as the same exists or may hereafter be amended, or other law, a director of the Corporation shall not be personally liable to the Corporation, its shareholders or otherwise for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this
Article 7 shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.


                                    ARTICLE 8

        Title 35, Chapter 2, Article 1 of the Code of Laws of South Carolina 1976, as the same exists or may hereafter be amended, which addresses certain control share acquisitions, shall not be applicable to the Corporation.


                                    ARTICLE 9

        Title 35, Chapter 2, Article 2 of the Code of Laws of South Carolina 1976, as the same exists or may hereafter be amended, which addresses certain business combinations, shall not be applicable to the Corporation.


                                   ARTICLE 10

        Pursuant to Section 33-7-280(b) of the South Carolina Business Corporation Act of 1988, as the same exists or may hereafter be amended, shareholders of the Corporation shall not have the right to cumulate their votes for directors.


                                   ARTICLE 11

        Amendment of these Articles of Incorporation shall require approval by:
(1) a majority of the votes entitled to be cast on the amendment, regardless of the class or voting group to which the shares belong and (2) a majority of the votes entitled to be cast on the amendment within each voting group entitled to vote as a separate voting group on the amendment.